                                                                   Exhibit 99.1


                                    Form of
                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                    9-1/4% SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                          CITADEL BROADCASTING COMPANY

                PURSUANT TO THE PROSPECTUS DATED __________, 199_
================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").
================================================================================
                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted as follows:

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK
                             (THE "EXCHANGE AGENT")

                          For Information by Telephone:
                                 (212) ___-____


By Registered or Certified Mail:                              By Hand or Overnight Delivery Service:
     The Bank of New York                                              The Bank of New York
      101 Barclay Street                                                101 Barclay Street
             (7 East)                                             Corporate Trust Services Window
   New York, New York  10286                                                Ground Level
 Attention:  Reorganization Section                              New York, New York  10286
                                                          Attention:  Reorganization Section, 7 East

                           By Facsimile Transmission:
                                 (212)

                            (Facsimile Confirmation)
                                 (212)

    (ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND, OR BY OVERNIGHT DELIVERY SERVICE.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned hereby acknowledges receipt of the Prospectus dated __________, 199_ (the "Prospectus") of Citadel Broadcasting Company, a Nevada corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange its 9-1/4% Senior Subordinated Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act (as hereinafter defined) pursuant to a Registration Statement, for an equal principal amount of its outstanding 9-1/4% Senior Subordinated Notes due 2008 (the "Notes"), of which $115,000,000 aggregate principal amount is outstanding.

     The undersigned hereby tenders the Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuer, all rights, title and interest in, to and under the Tendered Notes.

     Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Issuer or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Notes are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and acknowledges, for itself and each Beneficial Owner, that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) neither the undersigned nor any Beneficial Owner is an "affiliate" as defined in Rule 405 under the Securities Act, of the Issuer or any of its subsidiaries and (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes (including any broker-dealer that acquired the Notes directly from the Issuer, but not as a result of market-making activities or other trading activities) must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the no- action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer."

     If the undersigned is not a broker-dealer, the undersigned represents that the undersigned and each Beneficial Owner, if any, are not participating in, do not intent to participate and have no arrangement or understanding with any person to participate in any distribution of Exchange Notes received in exchange for Tendered Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     By making the foregoing representation and by delivering a prospectus in connection with the exchange of Notes, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

[ ]      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ]      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT
         TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE UP TO TEN ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              -------------------------------------------
         Address:
                 ----------------------------------------
         Number of Copies Requested:
                                    ---------------------

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

                                                       BOX 1
-----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF NOTES TENDERED
                                      (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED                                       AGGREGATE
     NOTE HOLDER(S), EXACTLY AS NAME(S)              CERTIFICATE             PRINCIPAL AMOUNT              AGGREGATE
      APPEAR(S) ON NOTE CERTIFICATE(S)               NUMBER(S) OF             REPRESENTED BY           PRINCIPAL AMOUNT
         (PLEASE FILL IN, IF BLANK)                     NOTES*                CERTIFICATE(S)              TENDERED**
-----------------------------------------------------------------------------------------------------------------------------

                                             --------------------------------------------------------------------------------

                                             --------------------------------------------------------------------------------

                                             --------------------------------------------------------------------------------

                                             --------------------------------------------------------------------------------
                                                         TOTAL
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
*        Need not be completed by persons tendering by book-entry transfer.

**       The minimum permitted tender is $1,000 in principal amount of Notes.  All other tenders must be in integral multiples of $1,000 of principal amount.  Unless otherwise indicated in this column, the principal amount of all Note certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.  See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------

                                                       BOX 2
------------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIAL OWNER(S)
------------------------------------------------------------------------------------------------------------------------
           STATE OF PRINCIPAL RESIDENCE OF EACH                         PRINCIPAL AMOUNT OF TENDERED NOTES
            BENEFICIAL OWNER OF TENDERED NOTES                         HELD FOR ACCOUNT OF BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------




                                      BOX 3
--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Note(s) and any untendered Notes to:

Name(s):

-----------------------------------------------------------------------------
(PLEASE PRINT)

Address:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

(INCLUDE ZIP CODE)

Tax Identification or Social Security No.:

-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      BOX 4
--------------------------------------------------------------------------------
                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
-----------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   --------------------------
Name of Institution which Guaranteed Delivery:
                                              -------------------------------
--------------------------------------------------------------------------------

                                      BOX 5
--------------------------------------------------------------------------------
                           USE OF BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              -----------------------------------------------
Account Number:
               --------------------------------------------------------------
Transaction Code Number:
                        -----------------------------------------------------
--------------------------------------------------------------------------------

                                     BOX 6
--------------------------------------------------------------------------------

                           TENDERING HOLDER SIGNATURE

                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X
  ------------------------------------------------------------------------------
X
  ------------------------------------------------------------------------------

                       (SIGNATURE OF REGISTERED HOLDER(s)
                            OR AUTHORIZED SIGNATORY)


Note: The above lines must be signed by the registered holder(s) of Notes as their name(s) appear(s) on the Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If Signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See instruction 5.


Name(s):
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


Capacity:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

Street Address:
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------
                                       (INCLUDE ZIP CODE)

Area Code and Telephone Number:

--------------------------------------------------------------------------------
Tax Identification or Social Security Number:

--------------------------------------------------------------------------------


Signature Guarantee
(IF REQUIRED BY INSTRUCTION 5)


Authorized Signature

X
  ------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)


Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                        (MUST BE AN ELIGIBLE INSTITUTION
                          AS DEFINED IN INSTRUCTION 2)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:

--------------------------------------------------------------------------------

Dated:
       -------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------------------------------------------------------------
                                        PAYOR'S NAME:  CITADEL BROADCASTING COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR TIN IN                    ------------------------------------
                                THE BOX AT RIGHT AND CERTIFY BY                              Social security number
                                SIGNING AND DATING BELOW
                                                                                      OR
FORM W-9
                                                                                      ------------------------------------
                                                                                         EMPLOYER IDENTIFICATION NUMBER

PLEASE FILL IN YOUR NAME      -----------------------------------------------------------------------------------------------------
AND ADDRESS BELOW.              Part 2--Certification--Under Penalties of Perjury, I certify that:




--------------------------      (1)  The number shown on this form is my correct Taxpayer
NAME                                 Identification Number (or I am waiting for a number to be             PART 3 --
                                     issued to me) and
                                                                                                           Awaiting TIN   [ ]
--------------------------      (2)  I am not subject to back-up withholding
ADDRESS (NUMBER AND                  either because (a) I am exempt from back-up
STREET)                              withholding or (b) I have not been notified
                                     by the Internal Revenue Service ("IRS")                             --------------------------
                                     that I am subject to back-up withholding as
                                     a result of failure to report all interest                            PART 4 --
--------------------------           or dividends or (c) the IRS has notified me
CITY, STATE AND ZIP                  that I am no longer subject to back-up                                Exempt     [ ]
CODE                                 withholding.

                              -----------------------------------------------------------------------------------------------------

                                Certification Instructions--you must cross out item (2) in Part 2 above if you have been notified by
DEPARTMENT OF THE               the IRS that you are subject to back-up withholding because of underreporting interest or dividends
TREASURY INTERNAL               on your tax return. However, if after being notified by the IRS that you were subject to back-up
REVENUE SERVICE                 withholding, you received another notification from the IRS stating that you are no longer subject to back-up withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.


PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN)

                                SIGNATURE                                                               DATE         , 1999
                                         -------------------------------------------------------------      --------

-----------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT
         HERETO.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
         CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------       ---------------------- , 1999
Signature                                                 Date

--------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return- receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Notes should be sent to the Issuer. Neither the Issuer nor the registrar is under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Notes prior to the closing of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Notes but whose Notes are not immediately available, and who cannot deliver their Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below, including completion of Box
4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Tendered Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an eligible holder who attempted to use the guaranteed delivery process.

     3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes delivered to the Exchange Agent, but not tendered, and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any principal amount of Notes delivered to the Exchange Agent, but untendered, is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Notes for principal amounts delivered to the Exchange Agent, but not tendered, or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is her or her social security number. If the Issuer is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

     To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Notes not validly tendered or any Notes the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

                          NOTICE OF GUARANTEED DELIVERY

                                 WITH RESPECT TO
                    9-1/4% SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                          CITADEL BROADCASTING COMPANY

                PURSUANT TO THE PROSPECTUS DATED __________, 199_

     This form must be used by a holder of 9-1/4% Senior Subordinated Notes due 2008 (the "Notes") of Citadel Broadcasting Company, a Nevada corporation (the "Company"), who wishes to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Company's Prospectus dated __________, 199_ (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").
================================================================================

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK
                             (THE "EXCHANGE AGENT")

                          For Information by Telephone:
                                 (212) ___-____

By Registered or Certified Mail:                            By Hand or Overnight Delivery Service:
     The Bank of New York                                            The Bank of New York
      101 Barclay Street                                              101 Barclay Street
             (7 East)                                           Corporate Trust Services Window
   New York, New York  10286                                              Ground Level
 Attention:  Reorganization Section                              New York, New York  10286
                                                              Attention:  Reorganization Section, 7 East

                           By Facsimile Transmission:
                                 (212) ___-____

                            (Facsimile Confirmation)
                                 (212)

    (ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND, OR BY OVERNIGHT DELIVERY SERVICE.)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Notes listed below:

--------------------------------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S) (IF KNOWN) OF NOTES OR       AGGREGATE PRINCIPAL                     AGGREGATE PRINCIPAL
ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY          AMOUNT REPRESENTED                        AMOUNT TENDERED
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                               PLEASE SIGN AND COMPLETE
------------------------------------------------------------------------------------------------------------------------
Signatures of Registered Holder(s) or
Authorized Signatory:                                       Date:                            , 1999
                     ------------------------------------        ---------------------------
---------------------------------------------------------   Address:
---------------------------------------------------------           -------------------------------------
                                                            ---------------------------------------------
Name(s) of Registered Holder(s):                            Area Code and Telephone No.
                                -------------------------                              ------------------
---------------------------------------------------------
---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      -14

--------------------------------------------------------------------------------
     This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
        ---------------------------------------------------------------------

-----------------------------------------------------------------------------
Capacity:
         --------------------------------------------------------------------
Address(es):
            -----------------------------------------------------------------

-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of firm                                    -----------------------------
            --------------------------             (Authorized Signature)
Address                                     Name
       -------------------------------          -----------------------------
                                                      (Please Print)
-----------------------------           Title
     (Include Zip Code)                      --------------------------------

Area Code and Tel. No.                               Dated             , 1999
                      ----------------                    -------------

--------------------------------------------------------------------------------

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return- receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant is shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Request for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF
                          CITADEL BROADCASTING COMPANY
                    9-1/4% SENIOR SUBORDINATED NOTES DUE 2008

     To Registered Holder and/or Participant of the Book-Entry Transfer
Facility:

     The undersigned hereby acknowledges receipt of the Prospectus dated __________, 199_ (the "Prospectus") of Citadel Broadcasting Company, a Nevada corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to action to be taken by you relating to the Exchange Offer with respect to the 9 1/4% Senior Subordinated Notes due 2008 (the "Notes") held by you for the account of the undersigned.

     The aggregate face amount of the Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

     $__________ of the 9-1/4% Senior Subordinated Notes due 2008.

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

     [ ] TO TENDER the following Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF NOTES TO BE TENDERED, IF ANY):
         $__________.

     [ ] NOT TO TENDER any Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (FILL IN STATE) ________________________, (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resale of the New Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries; (b) to agree on behalf of the undersigned, as set forth in the Letter of Transmittal, and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

--------------------------------------------------------------------------------
                                    SIGN HERE
Name of beneficial owner(s):
                            -------------------------------------------------
Signature(s):
             ----------------------------------------------------------------
Name (please print):
                    ---------------------------------------------------------
Address:
        ---------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

Telephone number:
                 ------------------------------------------------------------
Taxpayer Identification or Social Security Number:
                                                  ---------------------------
Date:
     ------------------------------------------------------------------------

--------------------------------------------------------------------------------